NUVEEN TRADEWINDS GLOBAL ALL-CAP FUND

SUPPLEMENT DATED MAY 31, 2011

TO THE SUMMARY PROSPECTUS DATED NOVEMBER 30, 2010

Effective at the close of business on July 29, 2011, the fund will be closed to new investments, except for investments by the following categories of investors:

•	Existing shareholders of record as of July 29, 2011;
•	Defined contribution retirement plans that purchase shares of the fund prior to October 31, 2011;
•	Full-time and retired employees of Nuveen Investments and its affiliates as well as their immediate family members;
•	Officers, trustees, and former trustees of the Nuveen Funds; and
•	Benefit plans sponsored by Nuveen Investments or its affiliates.

The fund reserves the right to modify the extent to which sales of shares are limited and may, in its sole discretion, permit purchases of shares where, in the judgment of management, such purchases do not have a detrimental effect on the portfolio management of the fund.

PLEASE KEEP THIS WITH YOUR FUND’S

SUMMARY PROSPECTUS FOR FUTURE REFERENCE

MGN-TGACPS-0511P